Creating Tomorrow’s Today Investor Presentation September 4, 2019

Forward Looking Statements FORWARD-LOOKING STATEMENTS This presentation includes "forward looking statements" relating to the announced transactions and future operations of the Company, which can be identified by the use of words such as “will,” “expect,” “poise,” “believe,” “plans,” “strategy,” “prospects,” “estimate,” “project”, “seek,” “target,” “anticipate,” “intend,” “future,” “likely,” “may,” “should,” “would,” “could,” and other words of similar meaning in connection with a discussion of future operating or financial performance or events. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These statements are based on assumptions currently believed to be valid but involve significant risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ from those expressed in the forward looking statements. Such risks and uncertainties include, among others, the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings; and future and estimated revenues, earnings, cash flow, charges, cost savings and expenditures. Additional risks and uncertainties that could cause our actual results to differ from those expressed in the forward looking statements are identified in our reports filed with the SEC, including our Quarterly Reports on Form 10-Q, our Annual Reports on Form 10-K, and our Current Reports on Form 8-K. The forward looking statements included in this presentation are made only as of the date of this presentation, and the Company does not undertake any obligation to update the forward looking statements to reflect subsequent events or circumstances. Non-GAAP Figures Management believes that the Non-GAAP financial measures (i.e. financial measures that are not computed in accordance with Generally Accepted Accounting Principles) identified by an asterisk (*) used in this presentation or in other disclosures provide important perspectives into the Company's ongoing business performance. The Company does not intend for the information to be considered in isolation or as a substitute for the related GAAP measures. Other companies may define the measures differently. Reconciliations from GAAP measures to the Non-GAAP measures are presented herein.

2019 Recent Highlights . Successfully closed the sale of Kaman Distribution to Littlejohn & Co. for $700 million . Received Export License for our $324 million JPF DCS Order Key Events . Announced expansion of our German miniature bearings facility . Awarded a contract to return the two U.S. Marine Corps K-MAX® aircraft to service . Record Specialty Bearings & Engineered Products orders in the first six months of 2019 . Net Sales from continuing operations of $341 million on gross margin of 31.4% . Net earnings from continuing operations increased 25.3% to $12 million First Half Financial . Diluted earnings per share from continuing operations increased 26.5% to $0.43 Performance . Cash provided by operating activities of continuing operations of $11 million . Total backlog of $844 million at June 28, 2019

Transaction Overview . Sold Distribution segment to Littlejohn & Co. for $700 million Transaction . Net cash proceeds estimated at approximately $600 million Details . Less $30 million in Transaction fees and $70 Million in taxes . Purchase price represents 10.6x Distribution’s 2018 Adjusted EBITDA* Timing . Transaction closed on August 26, 2019 Provides substantial financial flexibility to enhance shareholder value and expand our engineered product offerings

Continued Evolution of our Strategy Focused on Growing with Highly Engineered Solutions 1950s 1970s 1997 2015 2019 and beyond Founded Launched Divested Expanded our Kaman Nuclear Distribution and Kaman engineered product for grew business Sciences offerings with the Build our leading engineered diversification through various to ITT acquisitions of acquisitions Industries GRW and Extex solutions product portfolio through a combination of 1945 1950 1960 1970 1980 1990 2000 2010 2019 organic growth and M&A. 1945 1960s 1980s 2007 2019 Kaman Founded Kamatics and Entered the Divested Sold Kaman Aircraft Kaman Music fuzing Kaman Music to Distribution to Corporation business Fender Musical Littlejohn & Co. founded as Formed Kaman Instruments a Helicopter Sciences out of Kaman company Nuclear, AviDyne, Kaman Systems Centers, and SEA

Moving Forward Differentiated Growth through Capital Focus on Cost Products Innovation Allocation Savings Technologically Accelerate Expand Initial cost differentiated internal capabilities savings product offering investments in through M&A while estimated at supported by our products, maintaining a $15 - $20 million strong end facilities, and disciplined exiting 2020 – markets people approach to the expect additional return of capital to cost savings shareholders going forward Strategically Focused on Highly Engineered Products, Generating Higher Margins with a Strong Free Cash Flow Profile

Growth through M&A Acquisition Focus • Focused on growing our highly engineered product offerings • Remain disciplined in valuation and return metrics • Sales focused in attractive global end markets (Medical, Industrial, and Aerospace and Defense) • Attractive historical margins with strong proprietary product portfolio Spotlight on GRW Business Overview: • Manufacturer of high precision miniature bearings • Locations: Germany and Czech Republic • Business Acquired: November 2015 FY 2016 FY 2019 Projected Investment Rationale: 16% • Leader in high precision miniature bearings 17% 34% • Exposure to high growth attractive end markets 33% • Proprietary Machining and Assembly Technologies • Wide range of miniature bearings products serving a diverse customer base 19% 17% • Attractive EBITDA Margins Performance Under Ownership: Industrial Solutions • Annual sales growth with Aerospace and Defense and Healthcare end market HealthcareMedical achieving a 2019 forecasted CAGR of more than 7% since 2016 • Driving synergies through the consolidation of U.S. sales operations 31% Distribution 34% • Maintaining strong EBITDA Margin performance Aerospace & Defense • Growth in attractive end markets

Diversified Mix of Customers & Platforms 2018 Revenues: $736 Million 2018 Sales Split 17% OEM 26% 26% Aftermarket Safe and Arm Devices 57% 48% Selected Platforms Boeing Airbus Fuzing • 787/777 • A350 • JPF 26% • 737 • A330 • AMRAAM • A-10 • A320 • Tomahawk Bell Helicopter Sikorsky Kaman Defense Safe and Arm Devices • AH-1Z • UH-60 • SH-2G Commerical • Rotor Blades • CH-53 • K-MAX®

Our Footprint 13 10 11 9 2 4 6 7 1 8 3 5 13 = Low cost facility 1. Gilbert, AZ 5. Orlando, FL 8. Chihuahua, Mexico 11. Pracatice, Czech Aftermarket Safe and Arm Devices Metallic Structures Republic Components 6. Middletown, CT 9. Hochstadt, Germany Specialty Bearings 2. Wichita, KS Safe and Arm Devices Specialty Bearings 12. Darwen, UK Composites Structures 7. Bloomfield, CT 10. Rimpar, Germany Composites 3. Jacksonville, FL o Air Vehicles & Specialty Bearings 13. Goa, India Assembly & Metallic MRO Composites (Joint Structures o Specialty Bearings Venture) 4. Bennington, VT Composites Structures

Premier Global Customer Base

Broad Range of Engineered Products Serving Diverse End Markets

KAMAN

Product Offering		Differentiator	End Use Characteristics	Primary End Markets
Self Lubricating Bearings		Karon® Self Lubricating Machinable Liner	High Load, Low RPM Applications	Aerospace, Industrial, Marine, Hydropower, Space, Aftermarket
Traditional Airframe Bearings		Custom Design Capability	Low Friction, High Accuracy, High Speed Applications	Aerospace
Flexible Drive Systems		Patented and Proprietary technology	Integrated Fail-Safe, Mission Critical, High Torque applications	Rotorcraft
High Precision Miniature Bearings		Proprietary design, machining, and assembly	Low Load, High RPM Precision Applications	Medical, Industrial, Aerospace
Engine Aftermarket Components		FAA Parts Manufacturing Authorization	Flight Critical Aerospace Applications	Aerospace

Expect mid to high single digit sales growth over the next five years

Advanced Safe and Arm Devices Broad Portfolio of Safe and Arm devices Highlight on JPF Key Programs Provides increased mission flexibility and - Joint Programmable Fuze operational effectiveness - Harpoon Sole source provider to the U.S. Air Force - Maverick and 38 Foreign militaries - Tomahawk - SLAM-ER Qualified on 20 U.S. and Foreign Military Aircraft - JASSM $645 million in orders over the past 24 months - ATACMS - Standard JPF Deliveries - AMRAAM (units) 50,000 45,000 40,000 Significant backlog with strong customer demand 35,000 $600.0 $487.8 30,000 $500.0 $455.9 25,000 $400.0 20,000 $300.0 15,000 $182.4 10,000 $200.0 5,000 $100.0 0 2017 2018 June 2019 2012 2013 2014 2015 2016 2017 2018 2019

Opportunities for K-MAX® continue to increase Strong Support for K-MAX® Aircraft K-MAX® Aftermarket Opportunity • Aircraft meets the diverse needs of our customers % of 2018 Sales • Construction, firefighting, logging, humanitarian, and 27% agricultural • Expect to double fleet size by 2021 Aircraft • Driving increased service & support revenues Aftermarket • Strong support from USMC and Congress 73% • Secured contract with USMC to reactivate their two aircraft • $18.5 million in funds in DoD budget proposal Aftermarket sales generally increase 24 – 36 months after initial sale. K-MAX® in Operation 22 32 42 0 10 20 30 40 50 2015 2019 2021

Improving Performance on Structures Programs Results of Actions to Improve Performance Selected Programs Action Status Increase capacity utilization Achieved Disciplined approach to new program Achieved opportunities Improve operational efficiency Achieved Reduce facility footprint Continuing Drive annualized savings of $4.0 million Exceeded Recent Supplier Recognition “BLACK HAWK SUPPLIER OF THE YEAR” Sikorsky “BEST NEW SUPPLIER 2018” “KINECO KAMAN NAMED Rolls Royce GOLD TIER SUPPLIER” BAE Systems

With a refocused strategy on engineered solutions we are prioritizing our culture of innovation to develop new solutions that address complex customer challenges

Growth through Innovation Designing new solutions today to solve our customers toughest challenges Developing Next Evolving Innovative Material Continuing to evolve Generation Fuze requirements of our Science for new our state-of-art Technologies: K-MAX® operators: engineered products: Technology: Laser Guided Next Generation Titanium Diffusion Tufflex® Couplings Height of Burst Unmanned Systems Hardening and Drive Shafts

Capital Deployment Framework – Looking Back Total Capital Deployed of $1.1 Billion Investing for Growth Period: 2010 to YTD June 2019 Infrastructure investments across our full range of specialty bearing and engineered products. Product Investment Status New facility to support Traditional Airframe new products for key Complete Bearings customer platforms Expansion to support Self Lubricating Bearings growth and new Complete / Flexible Drive Systems applications New facility to increase Engine Aftermarket capacity to support Complete Components sales growth New facility to expand Expected Completion Test Facility test capabilities and Q4 2019 reduce time to market New facility to increase High Precision Miniature Expected Completion capacity and support Bearings 2021 future growth

Capital Deployment Framework – Looking Ahead Capital Deployment Priorities Moving Forward • Value Creating Investments • High return internal investments • Strategic acquisitions to grow our portfolio of highly engineered products • Return of capital to shareholders • Maintain competitive dividend • Offset management share grants with our current $100 million share repurchase authorization • Long term leverage target of 2 – 3X Up to $1.0 billion of total available capital for redeployment

Questions

Non-GAAP Reconciliation Adjusted Operating Income / Segment Adjusted EBITDA Adjusted Operating Income is defined as operating income, less items that are not indicative of the operating performance of the Company's segments or corporate function for the period presented. Segment Adjusted EBITDA is defined as Adjusted Operating Income plus Depreciation and Amortization. Management uses these measures to evaluate performance period over period, to analyze underlying trends in our businesses and to assess their performance relative to their competitors. We believe that this information is useful for investors and financial institutions seeking to analyze and compare companies on the basis of operating performance. YTD December 31, Distribution Segment (in thousands) 2018 GAAP Operating Income $51,529 Restructuring and severance 655 Adjusted Operating Income a $52,184 Depreciation and Amortization b 14,154 Segment Adjusted EBITDA a + b $66,338 Valuation Multiple Purchase price $700,000 Segment Adjusted EBITDA $66,338 Multiple 10.6x